UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2006
COMPLETE PRODUCTION SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-32058 (Commission File Number)	72-1503959 (IRS Employer Identification No.)

11700 Old Katy Road, Suite 300 Houston, Texas (Address of principal executive offices)	77079 (Zip Code)
Registrant’s telephone number, including area code: (281) 372-2300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On July 27, 2006, Complete Production Services, Inc. (the “Company”) issued a press release announcing its results of operations for the quarter and six months ended June 30, 2006. At 9:00 a.m. Central Time on July 28, 2006, the Company held a conference call in which Joseph C. Winkler, the Company’s President and Chief Executive Officer, and J. Michael Mayer, the Company’s Chief Financial Officer and Senior Vice President, made a presentation regarding the Company’s results of operations for the quarter and six months ended June 30, 2006. A copy of the transcript of the conference call is attached as Exhibit 99.1. A copy of the press release was previously furnished on a separate Current Report on Form 8–K, dated July 28, 2006.
     The information in this Report and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), nor shall this Report and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly stated by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
99.1	Transcript of the Company’s second quarter results of operations conference call held on July 28, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: August 1, 2006

Complete Production Services, Inc.
By:	/s/ J. Michael Mayer
J. Michael Mayer
Senior Vice President and Chief
Financial Officer

COMPLETE PRODUCTION SERVICES, INC.
EXHIBIT INDEX TO FORM 8-K

EXHIBIT NO.	ITEM
99.1	Transcript of the Company’s second quarter results of operations conference call held on July 28, 2006